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                                                                    Exhibit (j)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information of Winslow Green Solutions Fund, which is part of this Post-Effective Amendment No. 221 to Registration Statement No. 2-67052 on Form N-1A of Forum Funds.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 31, 2007